                                                                   EXHIBIT 10.11

                                    LEASE


        THIS LEASE, executed this 8th day of April, 1988, in consideration of the following covenants, agreements, limitations and conditions entered into by the parties hereto for themselves, their heirs, successors, legal representatives and assigns, MLS PROPERTIES, INC., hereinafter called Landlord does lease unto E.G. POULOS, M.D., M.J. DEMARAY, M.D. & A.P. KOWALCZYK, M.D., P.A., doing business as AMERICAN LABORATORY ASSOCIATES hereinafter jointly, severally and collectively called the tenant, the premises described as:

LEGAL DESCRIPTION: Lot 2 and that part of the planting strip lying east of and adjacent to the Northeast 14th Avenue right of way between the North and South lines of Lot 2 extended East, Block 2, Coral Ridge Isles Plat Book 45 at Page 47 of the Public Records of Broward County, Florida


to be occupied only as medical laboratory unless written consent of landlord to occupy for other purposes is first obtained for the stated period of APRIL 1, 1988 to MARCH 31, 1993. The rent for said term shall be the sum of $658,425.00. PLUS APPLICABLE SALES TAX payable monthly at the rate of $10,973.50 plus tax.

OPTIONS: The Tenant shall have the option to renew this lease upon the same terms and conditions for three additional five-year periods.

        1. PROVIDING ALWAYS, and the tenant hereby covenants as follows to pay the rent punctually in advance on the 1ST day of each and every month during the said term to the Landlord at the designated address.

        2. To make any and all repairs to the said premises, plumbing, fixtures, wiring, etc., when the damage was in any way caused by the fault or negligence of the said tenant; will at the end of the lease surrender and deliver up said premises, without demand, in as good order and conditions as when entered upon, loss by fire, inevitable accident, ordinary wear and decay only executed. The tenant shall maintain air-conditioning and heat and all repairs on said premises, and maintain the roof in a water tight condition.

        3. That in the event the premises are destroyed or so damaged by fire or other unavoidable casualty as to be unfit for occupancy or use, then the rent hereby reserved, or a fair and just proportion thereof, according to the nature and extent of the damage sustained, shall, until the said premises shall have been rebuilt or reinstated, be suspended and cease to be payable, or this lease shall, at the election of the landlord, thereby be determined and ended, provided, however, that this agreement shall not be construed so as to extend the term of this lease or to render the landlord liable to rebuild or replace the said premises.

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        4.  To permit the landlord or his agent, at any reasonable time to enter said premises or any part thereof for the purpose of exhibiting the same or making repairs thereto.

        5. To pay all charges for electricity, water and gas used on said premises; not to hold the landlord responsible for any delay in the installation of electricity, water or gas, or meters therefor, or interruption in the use and services of such commodities.

        6. Not to use the demised premises or any part thereof, or permit the same to be used for any illegal, immoral or improper purposes; not to make, or permit to be made, any disturbance, noise or annoyance whatsoever detrimental to the premises or the comfort and peace of the inhabitants of the vicinity of the demised premises.

        7. TAXES: The Tenant shall be responsible for the payment of all real estate and personal property taxes on the subject property during the term of this lease.

        8. INSURANCE: The Tenant shall pay for Hazard Insurance on the subject property in the minimum amount of $411,000.00. The tenants agree to obtain premises liability insurance in the minimum amount of $100,000.00 per individual, $300,000.00 per occurance on the subject premises.

        9.  DEFAULT:

        If default is made in the payment of rent as above set forth, or any part thereof, or if said tenant shall violate any of the covenants and conditions of this lease, then the tenant shall become a tenant at sufferance, thereby waiving all right of notice to vacate said premises, and the said landlord shall be entitled to re-enter and re-take possession immediately of the demised premises; that if any installment of rent shall remain unpaid for three (3) days after written notice of such non-payment shall have been served on the said tenant, or posted in a conspicuous place on said premises, then the entire rental to the end of this lease shall become at once due and payable without demand and may be recovered forthwith by distress or otherwise, and in all proceedings under this lease for the recovery of rent in arrears, whether said rent accrued before or after the expiration of this lease, and whether by distress or other action at law, the said tenant hereby waives the benefit of homestead and other exemption laws, any law to the contrary notwithstanding, and agrees to pay the landlord reasonable attorney's fees, together with all costs of such collection and in the event tenant is evicted by suit at law said tenant agrees to pay to said landlord all costs of such suit, including a reasonable attorney's fee; that no assent expressed or implied, to any breach of one or more of the covenants and agreements hereof shall be deemed or taken to be a waiver of any succeeding or other breach.

        10.  SUBORDINATION TO THE FIRST MORTGAGE:

        This lease and any and all interest of the Tenant are inferior to and are subordinated to the interest of Barnett Bank of South Florida, N.A., and or its assigns and or successors, by reason of the first mortgage by and between MLS Properties, Inc. as Mortgagor and the Barnett Bank of South Florida, N.A. as Mortgagee dated April 8, 1988 encumbering said property.


                                      2
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        12. All covenants and agreements of this lease shall be binding upon and apply to the heirs, executors, legal representatives, and assigns of the respective parties hereto.

        IN WITNESS WHEREOF, the parties have hereunto set their hands and seals the day and year first above written.

Signed and sealed in the presence of:

AS TO TENANTS:


                                             E.G. POULOS, M.D., M.J.
                                             DEMARAY, M.D. & A.P.
                                             KOWALCZYK, M.D., P.A.

     /s/ Gary Davis
---------------------------


 /s/ Bettie C. Earnest                           /s/ Evangelos Poulos
-----------------------------                --------------------------------
                                             by EVANGELOS POULOS
                                             PRESIDENT


AS TO LANDLORD:


  /s/ Michael J. Demaray                     MLS PROPERTIES, INC.
-----------------------------



  /s/ Robert P. Wynn                               /s/ Sannie Demaray
----------------------------                 --------------------------------
                                             by SANNIE DEMARAY,
                                             PRESIDENT

STATE OF FLORIDA
COUNTY OF BROWARD

Before me personally appeared EVANGELOS POULOS, as PRESIDENT of E.G. POULOS, M.D., J.M. DEMARAY, M.D. & A.P. KOWALCZYK, M.D., P.A. to me known to be the person who signed the foregoing instrument and severally acknowledged the execution thereof to be his free act and deed as such officer for the use and the purpose therein mentioned and that he affixed thereto the official seal of said corporation, and that the said instrument is the act and deed of said corporation.


WITNESS my hand and seal this 8 day of April, 1988.


My Commission Expires:                          -------------------------------
                                                Notary Public


STATE OF FLORIDA
COUNTY OF BROWARD

Before me personally appeared SANNIE DEMARAY, as PRESIDENT of MLS PROPERTIES, INC. to me known to be the person who signed the foregoing instrument and severally acknowledged the execution thereof to be her free act and deed as such officer for the use and the purpose therein mentioned and that she affixed thereto the official seal of said corporation, and that the said instrument is the act and deed of said corporation.

WITNESS my hand and seal this 8 day of April, 1988.


My Commission Expires:                          -------------------------------
                                                Notary Public


This instrument prepared by:
Frederick J. Ramirez, Esq.
6444 Pembroke Road
Miramar, FL
989-4100

                        MODIFICATION OF THE LEASE

The Parties whose names appear below, representing "E.G. Poulos, M.D., M.J. Demaray, M.D. & A.P. Kowalczyk, M.D., P.A." (the "Tenant") and MLS Properties, Inc. (the "Landlord"), acknowledge that they had executed a certain "Lease" dated April 8, 1988.

Whereas, the Parties determined that it was their intent that the Tenant occupy the subject property at 6061 N.E. 14th Avenue, Fort Lauderdale, Florida for the term as set forth in the Lease, and to use such property as a medical laboratory.

Whereas, the Landlord has acquired an additional parcel of property contiguous to the existing property to accommodate the Tenant's parking requirements.

Whereas the Parties determined that for certain business reasons that the monthly payment for the initial term of the lease (April 1, 1988 to March 31, 1993) be less than the amount as stipulated in the Lease, and that the Landlord did in fact agree to accept, and the Tenant did in fact agree to pay, a monthly rental for the initial term of the lease of $8,550.60.

Therefore,
(1) The Parties hereby agree that the Lease dated April 8, 1988 is modified to reflect a monthly rent of $8,550.60 during the initial lease term.
(2) The Parties hereby agree to execute the first five-year renewal option of the Lease dated April 1, 1988.
(3) The Parties hereby agree that commencing April 1, 1993 the monthly rent shall be $10,973.50 plus applicable sales taxes. All other terms and conditions of the Lease, as renewed, shall remain in full force and effect.


AS TO THE TENANTS:


/s/ Evangelos Poulos
--------------------
By: Evangelos Poulos
    President
    American Laboratory Associates



AS TO THE LANDLORD:


/s/ Sannie Demaray
--------------------
By: Sannie Demaray
    President
    MLS Properties, Inc.